Ryerson Quarterly Release Presentation Q4 2024 Exhibit 99.2

Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this release and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; the influence of a single investor group over our policies and procedures; work stoppages; obligations under certain employee retirement benefit plans; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our most recent annual report on Form 10-K for the year ended December 31, 2024, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Generated fourth quarter revenue of $1.01 billion on 447,000 tons shipped at an average selling price of $2,254 per ton Incurred Net Loss attributable to Ryerson Holding Corporation of $4.3 million, or Diluted Loss Per Share of $0.13 and Adjusted EBITDA1, excluding LIFO of $10.3 million Generated Fourth Quarter Operating Cash Flow of $92.2 million and Free Cash Flow of $68.9 million. Generated Full-Year 2024 Operating Cash Flow of $204.9 million and Free Cash Flow of $107.4 million Ended the quarter with debt of $468 million and net debt2 of $440 million as of December 31, 2024, compared to $522 million and $487 million, respectively, on September 30, 2024 Achieved target of $60 million annualized operating expenses reduction, compared to the first quarter of 20243 Continued start-up, commissioning and operationalizing of major capex projects at our service centers located in Shelbyville, KY, Norcross, GA, Dallas, TX, and Los Angeles, CA Declared a first quarter 2025 dividend of $0.1875 per share Q4 2024 Highlights 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 2Net Debt is defined as Long Term Debt plus Short-Term Debt less Cash and Cash Equivalents and excludes Restricted Cash 3Operating Expenses defined as Warehousing, delivery, selling, general, and administrative expenses;

reversing an investment deficit 1Adjusted Net Capex Does not include the impact of significant sale-leaseback transactions in 2019 and 2021 +$149M vs Depreciation ($136M) vs Depreciation Adj. Net Capex vs Depreciation 1 1

University Park – New CS&W HQ 900,000 sq ft facility Significant automation and technological enhancements Investing IN the Business West Shelbyville expansion State-of-the-art cut-to-length line (CTL) and automated storage and retrieval system for sheet products Centralia Pacific NW 214,000 sq ft facility Advanced processing capabilities for sheet, plate, and long products Ryerson.com 3.0 Hub targeting transactional sales Atlanta Tube Laser Center Expanded tube processing facility ERP Integration Progress Opened cross-selling opportunities      

Next Phase Target sequence PHASE 1 PHASE 2 PHASE 3 Invest in modernization and automation. Cure legacy investment deficit Integrate North American service center network through common digital and ERP platforms Optimize network to increase efficient operating leverage and improve the customer experience De-lever high-yield debt Monetize legacy assets Re-orient focus toward public shareholders Market share Gains vs MSCI  Margin accretion led by value-added and transactional sales growth, and supply chain and cost to serve efficiencies Next phase targets $350 - $400M thru-the-cycle Adjusted EBITDA

University Park Productivity Productivity is measured in lines per hour Productivity Ryerson Average CS&W Kedzie (Legacy location) CS&W University Park (New Location) Investment Thesis 1.4x 1.2x 1.0x 0.8x 0.6x 0.4x 0.2x 0.0x

BRIGHT METALS CONSTELLATION STRATEGY PIECE

RYERSON

	2017	2021	2023	Q4 2024
	Guy Metals	Specialty Metals Processing	TSA Processing	Shelbyville, KY Service Center
				
Type	• Value-Add	• Value-Add	• Value-Add	• Distribution
Process	• Polishing	• Finishing	• Tolling	• Cut-to-length
Markets	• Food • Dairy • Pharmaceutical • Beverage	• Aerospace & Defense • Medical • Nuclear	• Oil & Gas • Construction • Ships • Water treatment	• Metal Fab • Machinery Equipment • Ground Transport

Shelbyville, KY expansion

Target IRR = ~35%



1 – 4 hours away from 4 major Aluminum and Stainless producers
7 - 9 hours away from 3 major Aluminum and Stainless producers
NAS Ghent
Arconic IN
Commonwealth Aluminum
RYI Shelbyville
Arconic TN
Texarkana Aluminum
Aluminum Dynamics
OTK Calvert
ILLINOIS
MISSOURI
TENNESSEE
ARKANSAS
MISSISSIPPI
ALABAMA

- Strategy is to achieve non-ferrous franchise growth driven by Bright Metals Sheet Products Hub and greater service offering from acquisitions and capex investments

8

Commodity prices since Dec. 2017 U.S. Industrial Production U.S. ISM Purchasing Managers Index Futures pricing inflecting upwards; Demand environment contractionary in 4Q24 1Sources: Bloomberg: prices through December 31, 2024; Futures prices as of February 10, 2025; Bloomberg, US Industrial Production Index Month YoY Change; Bloomberg, U.S. Manufacturing PMI Macro & commodities Futures

12024 Sales Mix by tons Excludes Other Industry Sectors which represent approximately 4% of Ryerson sales mix; Sales Mix based on 2024 results as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2024 Metal Fab and Machine Shop Industrial Equipment Commercial Ground Transportation Food & Ag Consumer Durable Construction Equipment HVAC Oil & Gas 2024 Sales Mix1 Commentary FY volume change 23% 16% 18%  9% 9% 9% 8% 4% Ryerson’s fourth quarter shipments reflected a seasonal slowdown in customer buying patterns as well as a slowdown in demand from transportation, consumer and industrial manufacturing sectors   Ryerson’s 2024 shipments were slightly lower than 2023, with decreases in the transportation sector partially offset by increases in consumer and industrial manufacturing sectors   Sequential end-market trends

Anticipate seasonal restocking demand leading Q1 volume and pricing recovery 1Net Income (Loss) attributable to Ryerson Holding Corporation; 2Diluted EPS (loss) of ($0.24) represents the midpoint of our ($0.27) – ($0.20) guidance range. See Ryerson’s 8-K filed on February 20, 2025 Net sales Net Income (Loss)1 Adj. EBITDA, excl. LIFO $1.12 - 1.15B $(9) – (8)M $28 - 32M First quarter revenue guidance of $1.12B to $1.15B  assumes: Shipments increase 11% to 13% Average Selling Prices increase 0 to 2%  Diluted Earnings (loss) per Share Q1 2025 Guidance 2

1LTM Free Cash Flow Yield is calculated based on Last Twelve Months free cash flow divided by period-end market capitalization. LTM Free Cash Flow of $107.4M and market cap on 12/31/24 of $589.5 Capital Investment Expense Management Compared to Q3 2024 Inventory Days of Supply Cash Conversion Cycle 85 79 Asset Management Cash Flow Service Center modernization investments in new service centers, expanded service centers and value-added capex Fourth quarter operating cash flow generation driven by working capital release The Company’s cash conversion cycle decreased sequentially due to an increase in days payables outstanding, partially offset by an increase in inventory days of supply Cash from Operating activities LTM Free Cash Flow Yield1 $92.2 18.2% Q4 2024 Investment FY 2024 $24M $100M Expense Expense/Sales ($8.4M) +120bps Expenses decreased $8.4M, or 4.3%, compared to Q3 2024 driven by lower expenses from personnel, operations, and delivery expenses. Decreases were partially offset by cost increases from professional fees and Depreciation & Amortization from projects placed in service. Q4 2024 performance metrics

A reconciliation of Net Debt as well as other non-GAAP financial measures to comparable GAAP measures is included in the Appendix. See Ryerson’s 8-K filed on February 20, 2025 Net Leverage of 3.9x in Q4 ’24 above target range of 0.5x to 2.0x Global liquidity remained strong at $451M in Q4 ’24 at December 31, 2024 Cash and Cash Equivalents Foreign Availability North American Availability Liquidity and leverage

Capital allocation plan 1LTM is Last Twelve Months LTM1 free cash flow generation $100M in ’24; $50M in ‘25E Modernization and   and Value-Add Quarterly dividend of $0.1875 per share for Q1’25 Track record of successful acquisitions $51M repurchased in ’24; $38M remaining in authorization Supports key pillars of Capital Allocation CAPEX M&A DIVIDENDS BUYBACKS shareholder returns $0.1875 per Share Return of capital to investors and $51.0M  Share repurchases completed in FY 2024 Q1 2025 announced:  Ryerson’s dividend is enabled by a transformed balance sheet and continued prioritization of shareholder returns as part of a balanced capital allocation strategy $0.1875 per Share Return of capital to investors

Q4 2024 key financial metrics 1 Net Loss attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on February 20, 2025. Net Sales Gross Margin Net Loss1  Diluted Loss per Share Debt $1.0B 19.0% ($4.3)M ($0.13) $468M (10.6%) QoQ +110 bps QoQ $2.3M QoQ +$0.07 QoQ ($54M) QoQ Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Loss per Share Net Debt 447k 16.4% $10.3M ($0.14) $440M (7.8%) QoQ +10 bps QoQ ($10.7M) QoQ $0.06 QoQ (47M) QoQ

FY 2024 key financial metrics 1Net Loss attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on February 20, 2025. Net Sales Gross Margin Net Loss1  Diluted Loss per Share Debt $4.6B 18.1% ($8.6)M ($0.26) $468M (10.0%) YoY -190 bps YoY ($154.3M) YoY ($4.36) YoY $32M YoY Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Loss per Share Net Debt 1.9M 17.0% $114.1M ($0.18) $440M (0.3%) YoY -110 bps YoY ($117.0M) YoY ($4.26) YoY 58M YoY

Diversified (metals mix, ~40k customers, ~75k products) Availability, speed, ease, consistency Over 110 facilities Hundreds of “virtual” locations  24/7 E-Commerce Platform  Relationship-centric customer experience Building the value chain of the future Intelligent Network 18

Appendix

Ryerson.com 3.0 Investing in digitalization to improve the customer experience 21

Stronger capital structure allows for sustainable returns to shareholders Dividend payments 1EPS is Diluted EPS; 2Yield for 2023 is based on closing share price as of December 29, 2023, of $34.68. Yield for 2024 is based on closing share price as of December 31, 2024, of $18.51. Dividend per Share 1 2 22

Quarterly financial highlights 1 Net Loss attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix Average Selling Price Per Ton Gross Margin & Gross Margin, excl. LIFO Tons Sold (000’s) Adj. EBITDA excl. LIFO & Net Income (Loss) Margin % 1 23 1 1

10 Year progress Net PP&E Book Value of Equity Pension Liability Net Debt2 Improved Operating Model Balance Sheet Transformation Improved Capital Allocation 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 10-year view represents 2015 - 2024; 2Net debt is defined as long term debt plus short term debt less cash and cash equivalents and excludes restricted cash Adj. EBITDA ex. LIFO1 10-Year Total $2.9B Annual Average $288M Cash from Operations 10-Year Total $1.9B Annual Average $192M 10-Year Total Investment Capex $567M Acquisitions $482M 10-Year Total Shareholder Return Dividends $76M Repurchase $217M Share Repurchases 2021- 2024 Shares Bought (8M) Shares at IPO 32M Shares at YE ’24 32M ; 24 ▼$731M ▼$224M ▲$209M ▲$950M ▲$29.5/share

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO 25

Non-GAAP Reconciliation: Adjusted Net Income (loss) 26

Non-GAAP Reconciliation: Net Debt 27

Non-GAAP Reconciliation